UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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PRIMERICA, INC.

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BROADRIDGE FINANCIAL SOLUTIONS, INC. BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX f342T,, SUITE 1300 BRENTWOOD, NY 11717 BROADRIDGE FINANCIAL SOLUTIONS, INC, ATTENTION; TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717 VOTING INSTRUCTIONS As the record holder tor your shares, we will vote your share) based on your instructions. Please prov1de us w1th your voting instruc110ns before the meE’!H’19 li you do not provide us with your voting instructions. we will not vote your shares If you sign and return this form. we will vote any unmarked items based on the board’s rewmmendations II I Ill PRIMERICA, INC. THIS IS A VOTING INSTRUCTION FORM. You are rece1ving th1s voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be heid on 05/16/19 at 10:00 A.M. EDT Make your vote count. Vote must be received by 05/15/2019 to be counted. ~!8798 2258 1606 91291 m D 181 .-.~ Visit Call Return this fonn Vote in per50n www.ProxyVote.com 1·800-454-8683 in the endos;ed the day of the po5tage-paid meeting. envelope. Scan to view materials and vote via smartphone. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com. enter the control number above and vote! The following proxy materials for the meeting are available at www.ProxyVote.com: The Annual Report, Notice & Proxy Statement THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION. PRIMERICA, INC. Please check this box If you pian to attend the Meeting and Q vote your shares in person. I X The Board reco11111ends you vote FOR the following proposal (s) :1a through 3 Against Abstain 1a. Election of Director: John A Addison. Jr. 1b. Election of Director: Joel H. Sabbit ‘’· Election of Director: P. George Benson 1d. Election of Director: c. Saxby Chambliss ‘’· Election of Director: Gary L Crittenden 1f. Election of Oi rector: Cynthia N. Ooy 1g. Election of Director: Beatriz R. Perez 1h. Election of Director: 0. Richard Wi 11 i ams 1i. E 1 ect ion of Oi rector: Glenn J. Williams 1j. Election of Director: Barbara A. Yastine 2. To consider an advisory vote on executive compensation (Say-on-Pay). 3. To rat1fy the appointment of KPt!G LLP as our independent registered public accounting firm for fiscal 2019. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 ~ ‘NOTE• Such other business as may properly come before the meeting or any adjournment thereof. :< Signature [PLEASE SIGN WITHIN BOX] looolloolloollullououlllolul 8798 2258 1606 9129 05/16/19 123,456,789,012.00000 74164M108 ~UillitntACCOUNT P17649-01S GS2